Digirad Corporation

Nasdaq: DRAD

CapStone Investments

Small-Cap Investor Conference

June 17, 2008

Forward-Looking Statements

Certain statements in this presentation that are not a description of historical facts are forward-looking statements as determined by the Private Securities Litigation Reform Act of
1995. Forward-looking statements do not relate strictly to historical or current facts and include words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other terms that discuss future operating or financial performance and/or events. Examples of such forward-looking statements include, but are not limited to, statements about the Company’s revenues, expenses, margins, operations, mobile imaging services, centers of influence strategy and benefits, market conditions and trends, demand for imaging services and products, imaging modality trends, strategic growth, acquisition strategies, competitive advantages, utilization, cost control, financial results. These forward-looking statements are based upon current assumptions and expectations that involve risks and uncertainties that could cause actual events and financial performance to differ materially. Risks and uncertainties include but are not limited to, technological change, industry trends, changes in the company’s markets, and competition. More information about risks and uncertainties is available in the Company’s filings with the U.S. Securities & Exchange Commission, including
Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form
8-K. The information discussed in and during this presentation should be used in conjunction with the consolidated financial statements and notes included in those Reports and speak only as of the date hereof. The Company undertakes no obligation to update these forward-looking statements. All such statements are qualified in their entirety by this cautionary statement, and
Digirad undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

DIGIRAD

In-office cardiology imaging services
Digirad Imaging Solutions. We make office calls.
Digirad provides in-office nuclear cardiology and ultrasound imaging services to over 1,000 practices and performs over 100,000 clinical imaging procedures per year from 38 service locations throughout the United States.

Because Your Doctor Cares

Cardius 3

             Digirad Corporation provides medical diagnostic imaging products and services to physicians’ offices, hospitals and imaging centers.

Business Summary

Product Sales

Diagnostic Imaging Services

Diagnostic Imaging Services

Mobile Imaging For

Today’s Patient, Physician Needs

   Diagnostic requirements for aging population

   Trend to decentralized (non-hospital) services

   Facilitates outreach programs for academia and cardiology groups

   Patients prefer own primary-care physicians

   Flexible, scalable response to patient loads

   Solves cost issues: fixed equipment, space, upkeep

   New revenue stream for primary-care practices

“We Make Office Calls”

Digirad Imaging Solutions

Mobile Nuclear Imaging

Cardiac

Cardiac SPECT Perfusion Imaging

   -Stress & Rest Gated/Non-Gated Studies

Results

   -Cardiac Perfusion

   -End Diastolic / End Systolic Volumes

   -Ejection Fraction (EF)

   -Myocardial Mass

   -Cardiac Output Volumes (CO)

   -Summed Stress Scores

   -Myocardial Surface Maps

   -Transient Ischemic Dilatation (TID)

General

HIDA

Gastric Emptying

GI Bleed

Thyroid Imaging

Renography

Brain Flow

Lung Imaging

Liver Imaging

Bone Spots

Pediatrics

MUGA (hearts)

Diagnostic Imaging Services

Digirad Ultrascan Solutions

Mobile Ultrasound Imaging

Cardiac

2D and 3D Echo (Adult and Pediatric)

Stress Echo

TEE

Vascular

Complete Carotid Imaging

Upper and lower Venous and Arterial Imaging

Segmental Pressures

General

Complete Abdominal Imaging

Complete Obstetrical and

    Gynecological Imaging

Diagnostic Imaging Services

U.S. Regional Presence

California

Oregon

Washington

Montana

Idaho

Nevada

Utah

Colorado

Arizona

New Mexico

Texas

Oklahoma

Wyoming

Tennessee

Kentucky

Kansas

Nebraska

South Dakota

North Dakota

Minnesota

Iowa

Missouri

Arkansas

Ohio

Indiana

Illinois

Wisconsin

Michigan

Florida

Louisiana

Georgia

S. Carolina

N. Carolina

Mississippi

Alabama

Maine

Virginia

Pennsylvania

New
York

Vermont

New Hampshire

Delaware

Maryland

W. Virginia

Massachusetts

Connecticut

Rhode Island

New Jersey

Existing Services Hubs

DIGIRAD

Total Number of Nuclear Medicine Patient Visits,
Hospital and Nonhospital Sites, 1997-2007
Nonhospitals
Hospitals
of Patient Visits (millions)
10.9
11.8
12.6
13.5
14.5
14.9
15.7
16.5
17.2
15.2
16.3
1.9
2.3
2.5
2.9
3.3
4.4
5.0
5.3
5.7
5.3
5.8
9.0
9.5
10.1
10.6
11.2
10.5
10.7
11.2
11.5
9.9
10.5

Source: IMV Nuclear Survey, Oct 2007

Market decline in 2006:

    - Greater pre-certification burdens

    - PET impacting oncology NM

Resuming Yearly Uptrend in Nuclear Imaging Patient Visits

Continuing Trend To Non-Hospital Providers

Market recovery in 2007:

    - Secular uptrend resuming

    - Trend away from hospitals

    - IM/GPs becoming service providers

    - Higher use of imaging by IM/GPs

Nuclear Imaging Market Trend

1997     1998     1999     2000     2001     2002     2003     2004    2005     2006     2007

2007*

2006

2005

16.3M    100%

15.2M    100%

17.2M    100%

Total

6.5M     40%

6.1M     41%

7.9M     46%

Non-Cardiac

9.8M    60%

9.1M     59%

9.3M     54%

Cardiac

Nuclear Imaging Patient Visits

*Estimated from 1H2007 data

Source: IMV Nuclear Survey, Oct 2007

Cardiac Studies:

Largest Segment of Nuclear Imaging Market,

Growing as Percent of Annual Market

Nuclear Imaging Market: Cardiac

Ultrasound Imaging Market Trend

Ultrasound Procedures (USA):  2003 – 2009

82.2M

2006

90.6M

2007

101.8M

2008

2009

2005

2004

2003

115.1M

74.8M

68.1M

62.8M

Source: Medical Imaging Markets – Volume III Oct. 2006 Kalorama

Primary-Care Physicians

Affiliation with luminary institution

Expert readings by cardiologists on staff at institution

Higher retention of patients

Ancillary revenue

Centers of Influence

New revenues from reading fees improve staff retention

New revenue from intervention via readings

Coordination with primary-care physicians improves relationships, increases referrals

Digirad

Fuller utilization of mobile imaging services assets, personnel

Aligned with high-profile academic medical institutions

Greater penetration of local base of primary-care physicians

Potential for significant long-term revenue growth

A win-win-win strategy

Centers of Influence Strategy

DIGIRAD

WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
MAINE
OREGON
VERMONT
NEW HAMPSHIRE
IDAHO
SOUTH DAKOTA
Wisconsin
NEW YORK
MASSACHUSETTS
WYOMING
MICHIGAN
RHODE ISLAND
CONNECTICUT
IOWA
NEW JERSEY
NEVADA
NEBRASKA
INDIANA
OHIO
ILLINOIS
DELAWARE
UTAH
COLORADO
W.V.
MARYLAND
California
KANSAS
MISSOURI
VIRGINIA
KENTUCKY
NORTH CAROLINA
ARIZONA
OKLAHOMA
NEW MEXICO
ARKANSAS
SOUTH CAROLINA
MISSISSIPPI
ALABAMA
GEORGIA
TEXAS
LOUISIANA
FLORIDA

UCLA

2

Vanderbilt Univ.

3

Penn State

Johns Hopkins

Univ. of

Chicago

Emory

University

1

Methodist

Hosp.

7

4

6

5

= Existing: seven as
of June 17, 2008

Centers of Influence Locations

Est. COI Revenue Growth - Cumulative

Hypothetical Example Based on COI Expansion 2008-2011

2008

2009

2010

2011

Potential Cumulative Revenue From Existing 5 COIs

Potential Incremental Revenue From Addition of 15 COIs

At 36 months from signing, a COI adds $3
million to $8 million per year in revenue
based on size/population of region

20 COIs = $110 Million in cumulative

annual revenue by end of 2011

Multiple Imaging Services Strategy

Add new diagnostic procedures

Leverage current mobile-service infrastructure

Broaden demand for Company’s imaging services

Enhance physicians’ practices

New capabilities to diagnose patients in-office

Multiple procedures during single patient visit

Better overall care

New revenue sources for practice

Sustainable

Economics

Mobility of imaging procedures

Patient needs

Today

$3,500

Nuclear

$950

Ultrasound

$3,500

Nuclear

$950

Ultrasound

$250

New Service 1

$450

New Service 2

$350

New Service 3

$200

New Service 4

Service

Expansion

Potential

“Tomorrow”

Multiple Imaging Services

Digirad
typically
performs one
modality per
service day

Today
$65K incremental annual revenue,
or 30% increase

$40K

Nuclear

$25K

Ultrasound

$35K

Nuclear

$20K

Ultrasound

$10K

New Service 1

$20K

New Service 2

$15K

New Service 3

$10K

New Service 4

Economics for Physicians

“Tomorrow”
$110K incremental annual revenue,
or 40% increase

Added Value for Patients-Example

Artery Age Screening

Standard, non-invasive ultrasound procedure

Measures CIMT (carotid intima-media thickness): thickness of the first two layers of the carotid artery located in the neck

To monitor atherosclerosis (underlying cause of heart attack and stroke)
even in individuals with no symptoms of heart disease

Wall-thickening is the earliest anatomical manifestation of
atherosclerosis and heart disease

The Digirad Advantage

Solid-State Technology

Compact designs

500 lb. patient-weight capacity

Portable Systems

Scaleable platforms (1-2-3)

Product Line

®

High-Quality, High-Performance Mobile Equipment

®

Product Development Roadmap

Innovation, Leadership, Clinical Superiority

nSPEED (1/2 time acquisition):  Released

          - Faster imaging, higher image quality or reduced radiation dose.

STASYS (automated motion correction):  Released 6/08

     - Improved image quality and reduced costs (eliminates license fees)

X-ACT (attenuation correction):  June 2009

- Improved clinical accuracy & quality

Abnormal

Normal

$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
-$10
in Millions
2005
2006
2007
2008 est*

Consolidated Results: Trend, Outlook

*Midpoints of guidance as of April 24, 2008

Note: Net excludes estimated stock-based compensation expense

Revenue Growth in 2008

       Net Loss/Income     Revenue

Comparative Operating Results

(In millions, except per share)                             Q1 2008                           2007                          2006                            2005

Revenues                                      $18.3           $73.9                 $71.9              $68.2

Gross Profit                                   4.4             20.5                  19.1               15.2

Operating Expenses                                   6.1             23.4                    27.3                          26.2

Operating Income (Loss)                  (1.7)            (2.8)                    (8.2)            (11.0)

EBITDA              0.4                4.7                   (1.9)              (5.2)

Net Income (Loss)                                      $(1.4)           $(1.4)                   $(6.3)            $(9.6)

Earnings (Loss) Per Share         $(0.07)         $(0.07)              $(0.34)           $(0.52)

Shares Outstanding                                       18.9               18.8                 18.8                           18.5

40%
30%
20%
10%
32%
31%
28%
27%
27%
23%
2005
2006
2007
Gross Margin
SG&A as % of Rev

Margins: Trend, Targets

Gross Margin Rising, SG&A Declining as % of Revenue

33%

22%

Future Targets

Balance Sheet

(In millions, except per share data)

Liquid, Strong Ratios, No Long-Term Debt

                                                                                  Mar 31, 2008          Dec 31, 2007

Cash/equivalents and securities        $26.4            $31.7

Total current assets                        41.6                47.4

Total current liabilities                                              12.4                   13.5

Long-term debt                                              0.0                 0.0

Shareholders’ equity                                                     54.1                   55.2

Current ratio                  3.4:1              3.5:1

Quick ratio                                                              1.9:1              2.3:1

Working capital                                         $29.2             $33.9

Shareholders’ equity per share            $2.86             $2.93

2008 Guidance (April 24, 2008)

2008 Guidance

Revenue

  DIS

$ 56M - $ 60M

  Product

$ 19M - $ 21M

Total Revenue

$ 75M - $ 81M

Net Loss

($ 2.0 M - $ 4.5M)

Note: Net Loss includes stock-based comp. of $1M

Investment Merits

Demographics driving demand for diagnostic imaging services

Trend to decentralized (non-hospital) facilities

Expecting revenue growth in 2008:

Centers of Influence

New imaging services

Imaging market trend

Continuing control of costs/expenses

Strong balance sheet (March 31, 2008)

$26.4 million cash/securities available-for-sale

No long-term debt

$2.86 shareholders’ equity per share

Attractive valuation

Market-cap to 2008 estimated sales: 0.60 versus 1.20 to 2.30 for peers

Stock Data

Nasdaq symbol                                        DRAD

Three-year trading range                               $2.05 to $6.30

Close 6/9/2008                                        $2.36

Average daily trading volume               27,700 shares

Shares outstanding                                                      18.9 million

Float (shares)          15.3 million

Institutional holdings (shares)              10.5 million

Market capitalization                                                 $44.6 million

Digirad Corporation

13950 Stowe Drive

Poway, CA 92064

858-726-1600

www.digirad.com